UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): April 17, 2006

a21, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or Other Jurisdiction of Incorporation)	000-51285 (Commission File Number)	74-2896910 (I.R.S. Employer Identification No.)

7660 Centurion Parkway, Jacksonville, Florida (Address of Principal Executive Offices)		32256 (Zip Code)

Registrant’s telephone number, including areas code: (904) 565-0066

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On April 17, 2006, a21, Inc.’s EDGAR filing agent inadvertently and without a21’s permission submitted for filing with the Securities and Exchange Commission a draft of a21’s Annual Report on Form 10-KSB for the year ended December 31, 2005 (the “Annual Report”). The Annual Report was in draft form and a21’s independent registered public accounting firm had not completed their review of the Annual Report, and the financial statements included therein should not be relied upon. a21 plans to shortly file an Amended and Restated Annual Report on Form 10-KSB for the year ended December 31, 2005 (the “Amended Annual Report”) reflecting a21’s final financial results. The Amended Annual Report will amend and supercede the Annual Report in its entirety.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

a21, INC.

Dated: April 17, 2006	By:	/s/ Albert H. Pleus
Albert H. Pleus
Chief Executive Officer